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                                                                Exhibit 10(i)(v)

                     AMENDMENT NO. 4 TO EMPLOYMENT AGREEMENT

                  AMENDMENT No. 4 to Employment Agreement dated as of
May 1, 1993, as amended by Amendment No. 1 thereto dated March 18, 1994, as amended by Amendment No. 2 thereto dated as of September 16, 1994, and as amended by Amendment No. 3 thereto dated as of May 1, 1996 (said Employment Agreement as so amended being hereinafter called the "Employment Agreement"), between The Pittston Company, a Virginia corporation (the "Company"), and Joseph
C. Farrell, residing at 4917 Lockgreen Circle, Richmond, Virginia 23226 (the "Employee").

                  The Company and the Employee agree to amend the Employment Agreement as follows:

                  1. The last sentence of the second paragraph of Section 1 of the Employment Agreement is hereby amended by substituting the phrase "Executive Agreement dated as of April 23, 1997" for the phrase "Employment Agreement dated as of March 1, 1984".

                  IN WITNESS WHEREOF, the parties have executed this Amendment No. 4 as of April 23, 1997.

                                       THE PITTSTON COMPANY

                                        By /s/ Frank T. Lennon
                                       -----------------------
                                            Frank T. Lennon
                                          Vice President -
                                         Human Resources and
                                           Administration

APPROVED:

 /s/ Roger G. Ackerman
-----------------------
     Roger G. Ackerman
Chairman, Compensation and
Benefits Committee of the
  Board of Directors                             /s/ Joseph C. Farrell
                                                 ---------------------
                                                     Joseph C. Farrell




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